UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2021

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CURO GROUP HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3615 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this report is incorporated herein by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

On July 30, 2021, CURO Group Holdings Corp. (the “Company”) entered into an indenture (the “Indenture”) with the guarantors party thereto and TMI Trust Company, as trustee and collateral agent, in connection with the Company’s previously announced offering of $750,000,000 aggregate principal amount of its 7.500% Senior Secured Notes due 2028 (the “Notes”).

The net proceeds from the issuance of the Notes, together with available cash will be used (i) to redeem the outstanding 8.250% Senior Secured Notes due 2025 (the “2025 Notes”), (ii) to pay fees, expenses, premiums and accrued interest in connection therewith and (iii) for general corporate purposes with remaining amounts (if any).

Pursuant to a redemption notice previously issued by the Company, the redemption in full of all of the outstanding 2025 Notes is scheduled to occur on August 12, 2021. Upon the deposit of the redemption price with the trustee of the 2025 Notes on July 30, 2021, the indenture governing the 2025 Notes, dated as of August 27, 2018, by and between the guarantors party thereto and TMI Trust Company as trustee and collateral agent, was satisfied and discharged.

The Notes are guaranteed by the Company and by each of its existing and future domestic restricted subsidiaries that are not receivables entities or immaterial subsidiaries. The Notes are secured by liens on substantially all of the Company’s and the guarantors’ assets (including a pledge of equity interests by the Company and the guarantors held in certain direct and indirect subsidiaries), pursuant to a security agreement (the “Security Agreement”) and a pledge agreement (the “Pledge Agreement”), each dated as of July 30, 2021, entered into by the Company and the guarantors in favor of TMI Trust Company, as collateral agent under the Indenture, subject to certain exceptions and permitted liens; provided, however, that, the liens securing the Notes are contractually subordinated to the liens that secure the indebtedness under the $50 million senior secured revolving loan facility entered into by CURO Financial Technologies Corp. and CURO Intermediate Holdings Corp., each a wholly owned subsidiary of the Company, and guaranteed by the Company and each of its subsidiaries that guarantee the Notes (the “Revolving Loan Agreement”), pursuant to the terms of an intercreditor agreement (the “Intercreditor Agreement”) between TMI Trust Company, as collateral agent under the Indenture, and the agent for the lenders under the Revolving Loan Agreement.

Prior to August 1, 2024, the Company may redeem up to 10% of the aggregate principal amount of the Notes during each 12-month period following July 30, 2021 at a redemption price of 103% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the applicable redemption date. Additionally, at any time prior to August 1, 2024, the Company may redeem (i) up to 40% of the aggregate principal amount of the Notes at a price equal to 107.500% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the applicable redemption date with the net proceeds of certain equity offerings; and (ii) some or all of the Notes at a make-whole price. On or after August 1, 2024, the Company may redeem some or all of the Notes at a premium that will decrease over time, plus accrued and unpaid interest, if any, to the applicable date of redemption. The redemption price for the Notes if redeemed during the 12 months beginning (i) August 1, 2024 is 103.750%, (ii) August 1, 2025 is 101.875% and (iii) August 1, 2026 and thereafter is 100.000%.

The offering of the Notes was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Notes were sold to “qualified institutional buyers” as defined in Rule 144A under the Securities Act, and non-U.S. persons outside the United States under Regulation S under the Securities Act.

The foregoing descriptions of the Indenture, Security Agreement, Pledge Agreement and Intercreditor Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of such agreements, which are filed herewith as exhibits hereto and are incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits

(d). Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit Number	Description
4.1	Indenture, dated as of July 30, 2021, by and among CURO Group Holdings Corp., the guarantors party thereto and TMI Trust Company, as trustee and collateral agent
10.1	Pledge Agreement, dated as of July 30, 2021, by and among CURO Group Holdings Corp., the guarantors party thereto and TMI Trust Company, as collateral agent
10.2	Security Agreement, dated as of July 30, 2021, by and among CURO Group Holdings Corp., the guarantors party thereto and TMI Trust Company, as collateral agent
10.3	Intercreditor Agreement, dated as of July 30, 2021, by and among TMI Trust Company, as collateral agent under the Indenture, and the agent for the lenders under the Revolving Loan Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 3rd day of August, 2021.

CURO Group Holdings Corp.

By:	/s/Roger Dean
Roger Dean
Executive Vice President, Chief Financial Officer and Acting Chief Accounting Officer